EXHIBIT 10.1
                                                               ------------

                           UNION BANKSHARES, INC.

                            SHAREHOLDER AGREEMENT

SHAREHOLDER AGREEMENT by and among Citizens Savings Bank and Trust Company, a Vermont-chartered commercial bank, ("CSBT") and the directors, executive officers and 5% or more shareholders of Union Bankshares, Inc., a Vermont corporation ("Union") , named on Schedule I hereto (collectively, the "Shareholders"), and joined in by Union.

                                 WITNESSETH:

      WHEREAS, Union and CSBT have entered into an Affiliation Agreement, dated as of the date hereof (the "Affiliation Agreement"), which is being executed simultaneously with the execution of this Shareholder Agreement and which provides for, among other things, the affiliation of Union and CSBT through the merger of CSBT with a wholly owned subsidiary of Union to be organized by Union for the sole purpose of effecting the affiliation, under the corporate charter and name of CSBT (the "Merger");

      WHEREAS, in connection with the Merger, each of CSBT's shareholders will receive 6.5217 shares of Common Stock of Union, $2.00 par value per share (the "Union Common Stock") for each outstanding share of Common Stock of CSBT, $1.00 par value per share (the "CSBT Common Stock") held by such CSBT shareholder at the effective time of the Merger; and

      WHEREAS, in order to induce CSBT to enter into the Affiliation Agreement, each of the undersigned Shareholders desires to provide binding assurances to Union that the undersigned, in his or her capacity as a Shareholder of Union, will vote his or her shares of Union Common Stock in favor of an amendment to the Articles of Incorporation of Union to increase the number of authorized shares of Union Common Stock for the purpose of effectuating the transactions contemplated in the Affiliation Agreement;

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Ownership of Union Common Stock

      Each Shareholder represents and warrants that the Shareholder has beneficial ownership of shares of Union Common Stock set forth opposite such Shareholder's name on

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Schedule I to this Agreement.  To the best knowledge of each of the
Shareholders and Union, the Shareholders listed on Schedule I constitute all of the directors, executive officers and beneficial owners of 5% or more of the outstanding Union Common Stock.

Section 2.  Covenants of the Shareholders

      Each Shareholder covenants and agrees that:

      (a) At any meeting of Union's Shareholders called for the purpose, such Shareholder will vote, or cause to be voted, all shares of Union Common Stock over which such Shareholder has the right to vote
      (whether owned as of the date hereof or hereafter acquired) (i) in favor an amendment to the Articles of Incorporation of Union to increase the number of authorized shares of Union Common Stock for the purpose of effectuating the transactions contemplated in the Affiliation Agreement, (ii) in favor of any related matters presented for shareholder vote in order to effectuate the transactions contemplated in the Affiliation Agreement, and (iii) against any Acquisition Transaction involving Union and any Person, entity or group (other than CSBT);

      (b) Such Shareholder will not directly or indirectly encourage or solicit or hold discussions or negotiations with, or provide any information to, any Person, entity or group (other than CSBT) concerning any Acquisition Transaction with respect to Union (provided that nothing herein shall be deemed to impair the ability of any Shareholder, in good faith and upon the advice of counsel, to fulfill his or her duties as a director or officer of Union); and

      (c) Such Shareholder will not sell, transfer, assign or otherwise voluntarily dispose of any of the Union Common Stock beneficially owned by such Shareholder, without the prior written consent of CSBT, which consent may be withheld by CSBT in its sole discretion or may be conditioned upon the transferee's written agreement to be bound by this Agreement.

      Each Shareholder agrees that appropriate stop transfer orders shall be entered in Union's stock transfer records and that Union shall not register any transfer or attempted transfer of shares of Union Common Stock beneficially owned by such Shareholder during the term of this Agreement.
Each Shareholder further agrees that this Shareholder Agreement shall constitute an irrevocable proxy, coupled with an interest, in favor of CSBT, to vote all of the shares of Union Common Stock owned of record by such Shareholder at any meeting of the Union Shareholders called to vote upon any of the matters specified in Section 2(a) above.

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Section 3.  Beneficial Ownership

      For purposes of this Agreement, beneficial ownership of Union Common Stock will be determined in accordance with Rule 13d-3 under the Exchange Act.

Section 4.  Binding Effect; Enforcement

      The parties agree and intend that (i) this Shareholder Agreement will be a valid and binding agreement, enforceable against the parties hereto according to its terms; (ii) damages and other remedies at law for the breach of this Agreement are inadequate; and (iii) CSBT shall be entitled to specific performance of the obligations of the Shareholders and Union hereunder.

Section 5.  Obligations Severable; Termination

      The breach of any provision of this Agreement by any Shareholder will not relieve any other Shareholder of its obligations hereunder. This Agreement may be terminated at any time prior to the consummation of the Merger by mutual written consent of all of the parties hereto and shall be automatically terminated in the event that the Affiliation Agreement is terminated in accordance with its terms.

Section 6.  Notices

      Notices may be provided to CSBT and Union in the manner specified in
Section 8.05 of the Affiliation Agreement, with all notices to the Shareholders being provided to them c/o Union at the address and in the manner specified in such section.

Section 7.  Governing Law

      This Agreement shall be governed by the laws of the State of Vermont.

Section 8.  Counterparts

      This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same and each of which shall be deemed an original.

Section 9.  Headings and Gender

      The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Shareholder Agreement. Use of the

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masculine gender herein shall be considered to represent the masculine, feminine or neuter gender whenever appropriate.

Section 10.  Defined Terms

      Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Affiliation Agreement.

Section 11.  Construction and Interpretation

      This Agreement shall be deemed to have been prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein shall not be interpreted against any party by reason of its drafting of this Agreement, but shall be interpreted according to the application of rules of interpretation for arms' length agreements.

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IN WITNESS WHEREOF, CSBT and Union, each by a duly authorized officer, and each of the undersigned Shareholders, individually and in all representative capacities, have executed this Shareholder Agreement as of this 16th day of February, 1999.

                                       CITIZENS SAVINGS BANK AND TRUST COMPANY

                                       By: /s/ Jerry S. Rowe
                                           ---------------------------
                                           Jerry S. Rowe
                                           President and Chief Executive Officer

                                       UNION BANKSHARES, INC.

                                       By: /s/ Kenneth D. Gibbons
                                           ---------------------------
                                           Kenneth D. Gibbons
                                           President and Chief Executive Officer

Union SHAREHOLDERS:

/s/ Cynthia D. Borck                   /s/ Marsha A. Mongeon
------------------------------         -------------------------------
Cynthia D. Borck                       Marsha A. Mongeon

/s/ Oscar Churchill                    /s/ Robert P. Rollins
------------------------------         -------------------------------
Oscar Churchill                        Robert P. Rollins

/s/ Kenneth D. Gibbons                 /s/ Richard C. Sargent
------------------------------         -------------------------------
Kenneth D. Gibbons                     Richard C. Sargent

/s/ Peter M. Haslam                    /s/ Walter M. Sargent
------------------------------         -------------------------------
Peter M. Haslam                        Walter M. Sargent

/s/ William F. Kinney                  /s/ W. Arlen Smith
------------------------------         -------------------------------
William F. Kinney                      W. Arlen Smith

/s/ Richard C. Marron                    COPLEY FUND, INC.
------------------------------
Richard C. Marron

                                       By: /s/ Richard C. Sargent
                                           ---------------------------
                                           Richard C. Sargent, Trustee

                                       By: /s/ Robert Parker
                                           ---------------------------
                                           Robert Parker, Trustee

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                                 SCHEDULE I

                           UNION BANKSHARES, INC.
                           5% OR MORE SHAREHOLDERS

                                           Number of Shares of
                                            Union Common Stock
Name of Shareholder/ Director/ Officer     Beneficially Owned
--------------------------------------     -------------------

Cynthia D. Borck                                    520

Oscar Churchill                                  24,000

Kenneth D. Gibbons                               19,730

Peter M. Haslam                                  55,000

William F. Kinney                                30,020

Richard C. Marron                                 1,010

Marsha A. Mongeon                                     0

Robert P. Rollins                                 1,000

Richard C. Sargent                               29,889

Walter M. Sargent                               299,945

W. Arlen Smith                                  141,332

COPLEY FUND, INC.                               108,000

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